Note 38 - Update as of March 30, 2022	12 Months Ended
Dec. 31, 2021
Disclosure of events after reporting period and approval date [Abstract]
Note 38 - Update as of March 30, 2022

38         Update as of March 30, 2022[2]

The Russia-Ukraine armed conflict and its impact on Tenaris’s operations and financial condition

On February 24, 2022, Russia launched a military attack on Ukraine. In response, the United States, the European Union and the United Kingdom have imposed a wave of sanctions against certain Russian institutions, companies and citizens. The Russian Government has retaliated by banning airlines from its airspace and has ordered economic counter measures, including restrictions on residents transferring foreign currency abroad.

[1] Net cash / debt is calculated in the following manner:
Net cash= Cash and cash equivalents + Other investments (Current and Non-Current) + / - Derivatives hedging borrowings and investments– Borrowings (Current and Non-Current).
[2] This note was added subsequently to the approval of these Consolidated Financial Statements by the Company’s Board of Directors on February 16, 2022.

The Russia-Ukraine armed conflict and its impact on Tenaris’s operations and financial condition (Cont.)

Russia is a major supplier of oil and gas in Europe and worldwide, and Russia and Ukraine are both major global suppliers of internationally traded steelmaking raw materials and semi-finished steel products. For example, prior to the conflict, Russia was producing between 10-12% of the world’s oil, supplying as much as 40% of the EU’s natural gas, while Russia and Ukraine combined were accounting for around 50% of internationally traded pig iron, around 30% of internationally traded semi-finished steel products, and a large proportion of internationally traded ferroalloys used in steelmaking.

As a result of the armed conflict and related sanctions, oil and gas prices have spiked upwards and foreign trade transactions involving Russian and Ukrainian counterparties have been severely affected. For example, oil prices rose around $130 per barrel and European gas prices rose above $60 per million BTU in the immediate aftermath of the invasion, but have since fallen back to around $120/bbl and $30 per million BTU. Although it is hard to predict how energy and commodity prices will behave as the conflict unfolds, higher prices and even shortages of energy and raw materials used in our steelmaking operations (including natural gas and electric energy, particularly in Europe, steel scrap, pig iron, DRI, HBI, ferroalloys, steel bars, coils and plates) are likely if there is a severe disruption in energy supplies to Europe or in foreign trade transactions in steel making raw materials involving Russian and Ukrainian counterparties.

Our purchases of raw materials from Russia and Ukraine, used in our production process, mainly ferroalloys for our global operations and pig iron for our European operations, amounted to approximately $34 million in 2021. We are seeking supplies from alternative sources in response to the interruption in supplies from Ukraine and the impact of sanctions on supplies from Russia and may be forced to pay higher prices to secure the raw materials we require for our steelmaking operations.

Our sales to Russian customers represented approximately 0.2% of our global sales in 2021. We have suspended sales to our Russian customers and purchases from Russian suppliers that would breach applicable sanctions. In addition, we have a representative office in Moscow, which currently employs 10 people. Tenaris is exploring alternatives with respect to potential relocation or closure of such office.

In light of the armed conflict involving Russia and Ukraine and the designation of Severstal’s controlling shareholder as person subject to EU and UK sanctions, we are currently assessing the amount to be written off from our investment in the joint venture in Russia, which as of December 31, 2021 amounted to $16.8 million.

Discontinuity of industrial equipment manufacturing in Brazil

On March 21, 2022, the Company announced its decision to reorganize the activities at its Confab Equipamentos industrial facility in Moreira César, Pindamonhangaba, São Paulo, Brazil. The Company’s Brazilian subsidiaries will discontinue the manufacturing of industrial equipment and will focus their activities entirely on the production of welded products, sucker rods, coatings and accessories. The Company estimates that this decision will not have a material effect on its financial condition and results of operations.